Provident Financial Holdings, Inc.

First Quarter of Fiscal 2022

September 30, 2021

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to, the expected or potential impact of the novel coronavirus (COVID-19) pandemic; increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to buy or sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission, which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2022 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$16.85
52-Week Range:	$11.66 - $18.48
Shares Outstanding:	7,491,705 shares
Market Capitalization:	$126.2 million
P/E (ttm):	14.53x
Diluted EPS (ttm):	$1.16
Annual Dividend & Yield:	$0.56 (3.32%)
As of September 30, 2021	

Franchise Overview



San Diego
Mexicali
Tijuana
Los Angeles
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Eleven largest deposit market share in Riverside County; third largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreases approximately 20% (sequential quarter)
- Net Interest Margin increases 17 basis points (sequential quarter)
- Net Interest Income increases approximately 7% (sequential quarter)
- Non-Interest Income decreases approximately 14% (sequential quarter)
- Operating Expenses increase approximately 15% (sequential quarter), attributable mainly to a lower credit from the Employee Retention Tax Credit ($1.2 million vs. $2.4 million)

Net Interest Income


(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.3
$8.2
$7.6
$7.5
$7.4
$7.9
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Non-Interest Income


(In Millions)
$2.0
$1.5
$1.0
$0.5
$0.0
$1.0
$1.2
$1.0
$1.2
$1.2
$1.1
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Operating Expenses


(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.6
$7.0
$6.9
$6.9
$4.9
$5.7
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.7
$2.3
$1.7
$1.7
$3.7
$3.3
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Pre-Tax Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$2.2
$2.1
$1.7
$1.9
$4.4
$3.6
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Quarterly Net Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.6
$1.5
$1.2
$1.6
$3.3
$2.7
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.21
$0.20
$0.16
$0.21
$0.44
$0.35
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
2.95%
2.84%
2.66%
2.60%
2.54%
2.71%
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Efficiency Ratio


85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
71.04%
74.91%
80.31%
79.82%
57.12%
63.28%
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Return on Average Assets


1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.55%
0.50%
0.40%
0.53%
1.12%
0.89%
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Return on Average Equity


12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
5.14%
4.78%
3.77%
4.99%
10.65%
8.39%
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Balances and Activity

Developments

- Loans Held for Investment balance increases by approximately 1% (sequential quarter)
- Yield on Loans Held for Investment decreases seven basis points from June 30, 2021
- Total Deposits balance increases by approximately 2% (sequential quarter)
- Deposit costs decline by two basis points from June 30, 2021
- Total Borrowings decline by approximately 11% (sequential quarter)
- Borrowing costs increase by four basis points from June 30, 2021

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$123
$198
$207
$243
$227
$209
$903
$885
$855
$840
$851
$859
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
09/30/21
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$491
$483
$488
$483
$484
$490
$299
$289
$258
$254
$268
$275
$105
$105
$103
$100
$95
$92
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
09/30/21
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$44
$48
$30
$61
$93
$61
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

PROVIDENT
Provident Financial Holdings, Inc.

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/21	Interest Rate	Balance as of 09/30/20	Interest Rate
Single-Family	$ 274,970	3.29%	$ 288,790	3.93%
Multi-Family	489,550	4.06%	482,900	4.19%
Commercial Real Estate	91,779	4.67%	105,207	4.67%
Construction	2,574	5.98%	8,787	6.20%
Other	137	5.25%	142	5.25%
Commercial Business	865	6.41%	923	6.47%
Consumer	84	15.00%	100	15.00%
Total Loans Held for Investment	$ 859,959	3.89%	$ 886,849	4.19%
Advance Payments of Escrows	68		39	
Deferred Loan Costs, net	6,421		6,555	
Allowance for Loan Losses	(7,413)		(8,490)	
Total Loans Held for Investment, net	859,035		884,953	

Loan Composition as of 09/30/21


Construction 0%
Other 0%
Commercial Business 0%
Consumer 0%
Commercial Real Estate 11%
Single-Family 32%
Multi-Family 57%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$141
$170
$723
$138
$161
$744
$116
$154
$756
$111
$146
$787
$101
$140
$798
$90
$135
$821
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
09/30/21
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)		At 09/30/2021	Rate		At 09/30/2020	Rate
Checking Accounts - Non Interest-Bearing	$	120,883	- %	$	114,537	- %
Checking Accounts - Interest-Bearing		341,281	0.04%		302,072	0.09%
Savings Accounts		318,318	0.05%		281,863	0.11%
Money Market Accounts		40,785	0.22%		45,262	0.23%
Time Deposits		135,475	0.65%		160,952	0.89%
Total Deposits	$	956,742	0.13%	$	904,686	0.23%
Brokered Deposits Included Above	$	-	- %	$	-	-%

Deposit Composition at 09/30/21



14%
13%
4%
33%
36%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)		At 09/30/2021	Rate		At 09/30/2020	Rate
Overnight	$	-	-	$	-	-
Three Months or Less		-	-		10,000	3.92%
Over Three to Six Months		10,000	2.20%		10,000	3.79%
Over Six to Twelve Months		20,000	1.75%		26,031	1.42%
Over One to Two Years		20,000	2.00%		30,000	1.90%
Over Two to Three Years		20,000	2.50%		20,000	2.00%
Over Three to Four Years		20,000	2.70%		20,000	2.50%
Over Four to Five Years		-	-		20,000	2.70%
Over Five Years		-	-		-	-
Total Borrowings	$	90,000	2.23%	$	136,031	2.32%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio declines to 0.55% at September 30, 2021
- $339,000 Recovery from the Allowance for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels
- Only one loan remains in Forbearance status, approximately 0.04% of gross loans held for investment at September 30, 2021

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
(In Thousands)
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	06/30/20	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21
Non-Performing Assets	$4,924	$4,532	$10,270	$9,759	$8,646	$6,616
NPA to Total Assets	0.42%	0.38%	0.88%	0.82%	0.73%	0.55%
ALLL to LHI	0.91%	0.95%	0.99%	0.98%	0.88%	0.86%

(Recovery) Provision for Loan Losses



(In Thousands)
$1,000
$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$448
$220
$39
$(200)
$(767)
$(339)
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Non-Performing Asset Composition 09/30/21



0%
0%
0%
0%
0%
12%
88%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,265
$8,490
$8,538
$8,346
$7,587
$7,413
06/30/20
09/30/20
12/31/20
03/31/21
06/30/21
09/30/21

ALLL Allocation as of 09/30/21



1%
0%
0%
0%
25%
13%
61%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars in Thousands)	At September 30, 2021								At September 30, 2020							
	30 - 89 Days			Non-performing					30 - 89 Days			Non-performing				
	# of Loans		Balance	# of Loans		Balance			# of Loans		Balance	# of Loans		Balance		
Mortgage Loans:																
Single-Family	1	$	19	20	$	5,841			-	$	-	17	$	4,505		
Multi-Family	-		-	1		775			-		-	-		-		
Commercial Real Estate	-		-	-		-			-		-	-		-		
Construction	-		-	-		-			-		-	-		-		
Other	-		-	-		-			-		-	-		-		
Commercial Business Loans	-		-	-		-			-		-	1		27		
Consumer Loans	-		-	-		-			-		-	-		-		
Total	1	$	19	21	$	6,616			-	$	-	18	$	4,532		

Net Charge-Offs (Recoveries)



(In Thousands)
$25
$-
$(25)
$(50)
$(75)
$(100)
$(125)
$(150)
$(175)
$(200)
$(7)
$(5)
$(9)
$(8)
$(8)
$(165)
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Geographic Location

	Inland Empire		Southern California [1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 82,383	30%	$ 98,686	36%	$ 93,612	34%	$ 289	0%	$ 274,970	100%
Multi-Family	65,945	14%	305,616	62%	117,701	24%	288	0%	489,550	100%
Commercial Real Estate	21,759	24%	40,990	45%	29,030	31%	-	0%	91,779	100%
Construction	845	33%	1,729	67%	-	0%	-	0%	2,574	100%
Other	-	0%	137	100%	-	0%	-	0%	137	100%
Total	$ 170,932	20%	$ 447,158	52%	$ 240,343	28%	$ 577	0%	$ 859,010	100%

(1) Other than Inland Empire.

Geographic Location 09/30/21



0%
20%
28%
52%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL
Loan Balance (In Thousands)	$40,975	$586	$3,553	$7,820	$19,934	$20,125	$26,634	$30,052	$122,755	$272,434
Weighted Avg. LTV (1)	51%	31%	60%	52%	65%	62%	53%	64%	64%	60%
Weighted Avg. Age (In Years)	15.88	7.28	6.45	5.04	4.34	3.34	2.19	1.19	0.37	3.71
Weighted Avg. FICO (2)	729	738	725	754	734	741	760	748	766	753
Number of Loans	207	6	5	19	35	36	54	43	157	562
Geographic Breakdown (%)										
Inland Empire	38%	28%	18%	21%	31%	46%	10%	16%	33%	30%
Southern California (3)	51%	45%	77%	53%	59%	44%	62%	33%	19%	36%
Other California	10%	27%	5%	26%	10%	10%	28%	51%	48%	34%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL
Loan Balance (In Thousands)	$24,176	$18,581	$32,852	$60,195	$49,955	$50,970	$88,662	$81,220	$82,939	$489,550
Weighted Avg. LTV (1)	40%	47%	45%	44%	45%	44%	48%	51%	51%	47%
W. Avg. Debt Coverage Ratio (2)	1.87x	1.75x	1.77x	1.69x	1.66x	1.54x	1.59x	1.58x	1.77x	1.66x
Weighted Avg. Age (In Years)	11.27	7.24	6.19	5.13	4.33	3.32	2.17	1.21	0.35	3.32
Weighted Avg. FICO (3)	745	773	749	765	753	755	754	762	763	760
Number of Loans	53	33	67	78	84	69	94	82	96	656
Geographic Breakdown (%)										
Inland Empire	33%	3%	15%	9%	16%	14%	10%	14%	13%	14%
Southern California (4)	51%	53%	58%	61%	68%	67%	67%	69%	54%	62%
Other California	15%	44%	27%	30%	16%	19%	23%	17%	33%	24%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2013 & Prior	2014	2015	2016	2017	2018	2019	2020	YTD2021	TOTAL (5)(6)
Loan Balance (In Thousands)	$10,467	$7,273	$9,813	$8,923	$15,263	$11,730	$17,946	$7,223	$3,141	$91,779
Weighted Avg. LTV (1)	40%	29%	37%	44%	42%	40%	43%	37%	49%	40%
W. Avg. Debt Coverage Ratio (2)	1.98x	2.47x	1.81x	1.58x	1.65x	1.71x	1.44x	1.99x	1.62x	1.76x
Weighted Avg. Age (In Years)	8.89	7.14	6.22	5.36	4.05	3.31	2.22	1.49	0.32	4.42
Weighted Avg. FICO (3)	759	758	741	776	778	752	757	731	742	759
Number of Loans	12	13	17	14	17	19	20	10	4	126
Geographic Breakdown (%)										
Inland Empire	73%	20%	37%	13%	25%	5%	11%	7%	36%	24%
Southern California (4)	27%	54%	31%	48%	45%	49%	52%	47%	50%	45%
Other California	0%	26%	32%	39%	30%	46%	37%	46%	14%	31%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $34.4 million in Office; $18.4 million in Retail; $17.8 million in Mixed Use ($7.6 million in Multi-Family/Retail, $4.1 million in Office/Retail, $2.6 million in Multi-Family/Office and $3.5 million in Other Mixed Use); $6.6 million in Warehouse; $6.1 million in Mobile Home Park; $5.8 million in Medical/Dental Office; $1.1 million in Restaurant/Fast Food; $742 thousand in Live/Work Unit; $519 thousand in Automotive – Non-Gasoline; and $289 thousand in Light Industrial/Manufacturing.
(6) Consisting of $86.2 million or 93.9% in investment properties and $5.6 million or 6.1% in owner occupied properties.

Loans in Forbearance (09/30/2021)

(Dollars In Thousands)	Number of Loans	Loan Balance	Weighted Avg. LTV(1)	Weighted Avg. FICO(2)	Weighetd Avg. Debt Coverage Ratio(3)	Weighted Avg. Forbearance Granted(4)
Single-Family Loans	1	$ 308	78 %	653	N/A	12.0
Total Loans in Forbearance	1	$ 308	78 %	653	N/A	12.0

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination, borrowers and/or guarantors.
(3) At time of loan origination.
(4) In months.

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 3.32% cash dividend yield (approximately)
- Purchased approximately 50,000 shares of common stock in the first quarter of fiscal 2022

Stock Repurchase Plan Activity



(# of Shares)
60,000
50,000
40,000
30,000
20,000
10,000
-
-
-
-
54,707
50,275
49,764
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21
Q1FY22

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/20	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21
Tier 1 Leverage Ratio	10.13%	9.64%	9.78%	9.99%	10.19%	9.81%
CET1 Ratio	17.51%	16.94%	18.30%	18.77%	18.58%	18.90%
Tier 1 Risk-Based Capital Ratio	17.51%	16.94%	18.30%	18.77%	18.58%	18.90%
Total Risk-Based Capital Ratio	18.76%	18.19%	19.56%	20.02%	19.76%	20.12%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	12/31/19	03/31/20	06/30/20	09/30/20	12/31/20	03/31/21	06/30/21	09/30/21
Price /TBV	1.32x	0.92x	0.80x	0.71x	0.94x	1.01x	1.02x	0.98x